Exhibit 99.1
Resource Extraction Payment Report for the fiscal year ended December 31, 2023

Payments Overview1,2
(Amounts in thousands of U.S. dollars)

Country	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Angola	66,440	7,752	642	1,513,749	328,357	23,833	1,940,773
Argentina	16,737	—	236	—	129,878	87,473	234,324
Australia	—	1,009	22,474	—	—	3,952,925	3,976,408
Bangladesh	—	200	726	813,550	—	69,605	884,080
Canada	—	—	9,565	—	198,355	808,658	1,016,578
China	—	—	13,762	—	—	54,930	68,692
Congo, Republic of the	—	—	209	2,511	—	13,720	16,440
Equatorial Guinea	—	963	699	610,398	213,187	319,762	1,145,008
Indonesia	—	—	196	29,600	—	6,336	36,132
Israel	—	—	—	—	154,164	299,013	453,177
Kazakhstan	—	—	—	—	—	152,685	152,685
Kuwait-Saudi Arabia Partitioned Zone	—	5,000	—	—	407,077	715,622	1,127,699
Myanmar	—	—	—	—	—	28,134	28,134
Nigeria	—	70,746	33,325	1,826,764	445,354	792,289	3,168,477
Thailand	—	—	—	—	106,449	94,223	200,673
United Kingdom	—	—	—	—	—	191,080	191,080
United States	112,660	—	17,412	—	685,388	1,173,720	1,989,181
Total	195,837	85,670	99,245	4,796,570	2,668,210	8,784,008	16,629,540
1 Chevron did not make any dividend or infrastructure payments reportable under Section 1504 regulations. Therefore, those categories have been excluded from all tables in this exhibit.
2 Amounts in this exhibit are shown in thousands of U.S. dollars. Totals are not corrected for rounding.
Chevron Corporation 2023 Resource Extraction Payment Report

Angola
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Agência Nacional de Petróleo, Gás e Biocombustíveis	In-kind	—	—	—	402,032	—	—	402,032
	USD	66,440	7,752	—	—	—	—	74,192
Banco Nacional de Angola	USD	—	—	—	—	328,357	23,833	352,190
Caixa do Tesouro Nacional	USD	—	—	642	—	—	—	642
Sonangol Pesquisa & Produção	In-kind	—	—	—	1,111,717	—	—	1,111,717
Total		66,440	7,752	642	1,513,749	328,357	23,833	1,940,773

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-South Atlantic Ocean/Cabinda/Oil/Natural Gas/Well	In-kind	—	—	—	1,513,749	—	—	1,513,749
	USD	66,440	7,752	642	—	328,357	23,833	427,025
Total		66,440	7,752	642	1,513,749	328,357	23,833	1,940,773
Chevron Corporation 2023 Resource Extraction Payment Report

Argentina
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Administración Federal de Ingresos Públicos	ARS	—	—	—	—	—	75,161	75,161
Direccion General Rentas Capital	ARS	—	—	—	—	—	1,870	1,870
Rentas Generales Neuquen	ARS	16,737	—	236	—	129,878	10,443	157,293
Total		16,737	—	236	—	129,878	87,473	234,324

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Neuquén/Oil/Natural Gas/Well	ARS	16,737	—	236	—	129,878	85,314	232,165
Entity-level payments	ARS	—	—	—	—	—	2,159	2,159
Total		16,737	—	236	—	129,878	87,473	234,324
Chevron Corporation 2023 Resource Extraction Payment Report

Australia
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Australian Earth Science Education	AUD	—	378	—	—	—	—	378
Australian Taxation Office	AUD	—	—	—	—	—	3,798,196	3,798,196
Construction Training Fund	AUD	—	—	1,211	—	—	—	1,211
Department of Energy, Mines, Industry Regulation and Safety	AUD	—	—	603	—	—	—	603
Department of Finance	AUD	—	—	801	—	—	—	801
Department of Industry, Science and Resources	AUD	—	—	—	—	—	142,010	142,010
Department of Jobs, Tourism, Science and Innovation	AUD	—	492	64	—	—	—	556
Department of Mines and Petroleum	AUD	—	—	723	—	—	3,359	4,082
Department of Planning, Lands and Heritage	AUD	—	—	2,647	—	—	—	2,647
Department of Transport	AUD	—	—	390	—	—	—	390
Department of Water and Environmental Regulation	AUD	—	—	974	—	—	—	974
National Offshore Petroleum Safety and Environmental Management Authority	AUD	—	—	1,370	—	—	—	1,370
National Offshore Petroleum Titles Administrator	AUD	—	—	779	—	—	—	779
Pilbara Port Authority	AUD	—	—	909	—	—	—	909
Shire of Ashburton	AUD	—	140	8,390	—	—	9,359	17,889
Western Australian Land Authority	AUD	—	—	3,613	—	—	—	3,613
Total		—	1,009	22,474	—	—	3,952,925	3,976,408

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Indian Ocean/Western Australia/Oil/Natural Gas/Well	AUD	—	631	22,474	—	—	154,729	177,834
Entity-level payments	AUD	—	378	—	—	—	3,798,196	3,798,574
Total		—	1,009	22,474	—	—	3,952,925	3,976,408
Chevron Corporation 2023 Resource Extraction Payment Report

Bangladesh
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
PetroBangla	In-kind	—	—	—	813,550	—	—	813,550
	USD	—	200	726	—	—	69,605	70,531
Total		—	200	726	813,550	—	69,605	884,080

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Sylhet/Natural Gas/Well	In-kind	—	—	—	813,550	—	—	813,550
	USD	—	200	726	—	—	69,605	70,531
Total		—	200	726	813,550	—	69,605	884,080
Chevron Corporation 2023 Resource Extraction Payment Report

Canada
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Alberta Energy Regulator	CAD	—	—	1,901	—	—	—	1,901
Canada Development Investment Corporation	CAD	—	—	—	—	33,995	—	33,995
Canada Newfoundland & Labrador Offshore Petroleum Board	CAD	—	—	6,067	—	—	—	6,067
Government of Alberta	CAD	—	—	127	—	—	162,084	162,211
Government of Newfoundland and Labrador	CAD	—	—	—	—	107,197	—	107,197
Minister of Finance	CAD	—	—	1,172	—	—	—	1,172
Municipal District of Greenview	CAD	—	—	—	—	—	2,305	2,305
Newfoundland Exchequer	CAD	—	—	298	—	—	—	298
Northern Rockies Regional	CAD	—	—	—	—	—	166	166
Provincial Treasurer	CAD	—	—	—	—	10,111	—	10,111
Receiver General for Canada	CAD	—	—	—	—	47,051	644,103	691,154
Total		—	—	9,565	—	198,355	808,658	1,016,578

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Alberta/Oil/Natural Gas/Well	CAD	—	—	3,080	—	10,111	2,305	15,496
British Columbia/Natural Gas/Well	CAD	—	—	120	—	—	166	286
Offshore-Atlantic Ocean/Newfoundland and Labrador/Oil/Well	CAD	—	—	3,998	—	188,244	—	192,242
Entity-level payments	CAD	—	—	2,367	—	—	806,187	808,554
Total		—	—	9,565	—	198,355	808,658	1,016,578
Chevron Corporation 2023 Resource Extraction Payment Report

China
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Guangdong Provincial Tax Bureau	CNY	—	—	2,010	—	—	3,408	5,418
Kaizhou Tax Bureau	CNY	—	—	—	—	—	5,728	5,728
Tianjin Tax Bureau	CNY	—	—	11,752	—	—	36,886	48,638
XuanHan Tax Bureau	CNY	—	—	—	—	—	8,907	8,907
Total		—	—	13,762	—	—	54,930	68,692

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Chongqing Shi/Natural Gas/Well	CNY	—	—	—	—	—	5,728	5,728
Sichuan Sheng/Natural Gas/Well	CNY	—	—	—	—	—	8,907	8,907
Offshore-Bohai Bay/Tianjin Shi/Oil/Well	CNY	—	—	11,752	—	—	—	11,752
Offshore-South China Sea/Guangdong Sheng/Oil/Well	CNY	—	—	2,010	—	—	—	2,010
Entity-level payments	CNY	—	—	—	—	—	40,294	40,294
Total		—	—	13,762	—	—	54,930	68,692
Chevron Corporation 2023 Resource Extraction Payment Report

Congo, Republic of the
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Direction Generale Du Tresor	USD	—	—	—	—	—	12,383	12,383
Ministry of Finance	USD	—	—	209	—	—	1,337	1,545
Societe Nationale des Petroles du Congo	In-kind	—	—	—	2,511	—	—	2,511
Total		—	—	209	2,511	—	13,720	16,440

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-South Atlantic Ocean/Pointe-Noire/Oil/Natural Gas/Well	In-kind	—	—	—	2,511	—	—	2,511
	USD	—	—	209	—	—	10,890	11,098
Entity-level payments	USD	—	—	—	—	—	2,830	2,830
Total		—	—	209	2,511	—	13,720	16,440
Chevron Corporation 2023 Resource Extraction Payment Report

Equatorial Guinea
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
GE Petrol	In-kind	—	—	—	260,362	—	—	260,362
Ministerio de Minas e Hidrocarburos	In-kind	—	—	—	350,036	213,187	—	563,223
	XAF	—	963	699	—	—	—	1,662
Tesoro Público	USD	—	—	—	—	—	222,789	222,789
	XAF	—	—	—	—	—	96,973	96,973
Total		—	963	699	610,398	213,187	319,762	1,145,008

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties		Taxes	Total
Offshore-Atlantic Ocean/Bioko Nord/Oil/Natural Gas/Well	In-kind	—	—	—	610,398	213,187	[1]	—	823,585
	XAF	—	963	699	—	—		—	1,662
Entity-level payments	USD	—	—	—	—	—		222,789	222,789
	XAF	—	—	—	—	—		96,973	96,973
Total		—	963	699	610,398	213,187		319,762	1,145,008
1 Royalties to the government are paid in-kind and are disclosed at fair value.
Chevron Corporation 2023 Resource Extraction Payment Report

Indonesia
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Directorate General of Taxes	USD	—	—	—	—	—	6,336	6,336
PT Surveyor Indonesia	USD	—	—	196	—	—	—	196
SKK Migas	USD	—	—	—	29,600	—	—	29,600
Total		—	—	196	29,600	—	6,336	36,132

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Sumatera/Oil/Natural Gas/Well	USD	—	—	—	14,624	—	—	14,624
Offshore-Makassar Strait/Kalimantan Timur/Oil/Natural Gas/Well	USD	—	—	—	14,976	—	—	14,976
Entity-level payments	USD	—	—	196	—	—	6,336	6,532
Total		—	—	196	29,600	—	6,336	36,132
Chevron Corporation 2023 Resource Extraction Payment Report

Israel
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Ministry of Energy	USD	—	—	—	—	154,164	—	154,164
Ministry of Finance	ILS	—	—	—	—	—	299,013	299,013
Total		—	—	—	—	154,164	299,013	453,177

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Mediterranean Sea/H̱efa/Oil/Natural Gas/Well	ILS	—	—	—	—	—	299,013	299,013
	USD	—	—	—	—	154,164	—	154,164
Total		—	—	—	—	154,164	299,013	453,177
Chevron Corporation 2023 Resource Extraction Payment Report

Kazakhstan
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
The State Revenue Committee	USD	—	—	—	—	—	152,685	152,685
Total		—	—	—	—	—	152,685	152,685

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Batys Qazaqstan oblysy/Oil/Natural Gas/Well	USD	—	—	—	—	—	152,685	152,685
Total		—	—	—	—	—	152,685	152,685
Chevron Corporation 2023 Resource Extraction Payment Report

Kuwait-Saudi Arabia Partitioned Zone
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Saudi Arabian Monetary Authority	USD	—	—	—	—	407,077	715,622	1,122,699
Saudi Petroleum Services Polytechnic	USD	—	5,000	—	—	—	—	5,000
Total		—	5,000	—	—	407,077	715,622	1,127,699

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Al Aḩmadī/Oil/Well	USD	—	5,000	—	—	407,077	715,622	1,127,699
Total		—	5,000	—	—	407,077	715,622	1,127,699
Chevron Corporation 2023 Resource Extraction Payment Report

Myanmar
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Large Taxpayers’ Office	USD	—	—	—	—	—	28,134	28,134
Total		—	—	—	—	—	28,134	28,134

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Andaman Sea/Yangon/Natural Gas/Well	USD	—	—	—	—	—	28,134	28,134
Total		—	—	—	—	—	28,134	28,134
Chevron Corporation 2023 Resource Extraction Payment Report

Nigeria
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Federal Government of Nigeria	NGN	—	—	4,860	—	—	—	4,860
Federal Inland Revenue Service	NGN	—	—	526	—	—	—	526
	USD	—	—	—	—	—	792,289	792,289
Host Communities Development Trust	USD	—	—	428	—	—	—	428
Niger Delta Development Commission	NGN	—	20,893	—	—	—	—	20,893
	USD	—	49,853	—	—	—	—	49,853
Nigerian Midstream and Downstream Petroleum Regulatory Authority	In-kind	—	—	—	156,301	—	—	156,301
	USD	—	—	709	—	—	—	709
Nigerian National Petroleum Company Limited	In-kind	—	—	—	1,670,463	—	—	1,670,463
	USD	—	—	9,133	—	—	—	9,133
Nigerian Upstream Petroleum Regulatory Commission	NGN	—	—	498	—	—	—	498
	USD	—	—	17,171	—	445,354	—	462,525
Total		—	70,746	33,325	1,826,764	445,354	792,289	3,168,477

Chevron Corporation 2023 Resource Extraction Payment Report

Nigeria (continued)
(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Bayelsa/Natural Gas/Well	USD	—	—	375	—	4,583	—	4,958
Delta/Natural Gas/Well	NGN	—	—	410	—	—	—	410
Delta/Oil/Natural Gas/Well	NGN	—	—	498	—	—	—	498
	USD	—	—	483	—	232,493	—	232,976
Delta/Oil/Well	NGN	—	—	526	—	—	—	526
	USD	—	—	5,960	—	—	—	5,960
Offshore-Gulf of Guinea/Bayelsa/Oil/Well	NGN	—	—	2,310	—	—	—	2,310
	USD	—	—	1,189	—	202,505	65,000	268,693
Offshore-Gulf of Guinea/Delta/Natural Gas/Well	NGN	—	—	2,139	—	—	—	2,139
	USD	—	—	—	—	5,773	—	5,773
Offshore-Gulf of Guinea/Delta/Oil/Natural Gas/Well	In-kind	—	—	—	1,670,463	—	—	1,670,463
Offshore-Gulf of Guinea/Delta/Oil/Well	In-kind	—	—	—	156,301	—	—	156,301
	USD	—	—	10,302	—	—	—	10,302
Offshore-Gulf of Guinea/Ondo/Oil/Well	USD	—	—	9,133	—	—	—	9,133
Entity-level payments	NGN	—	20,893	—	—	—	—	20,893
	USD	—	49,853	—	—	—	727,289	777,142
Total		—	70,746	33,325	1,826,764	445,354	792,289	3,168,477
Chevron Corporation 2023 Resource Extraction Payment Report

Thailand
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Ministry of Energy, Department of Mineral Fuels	THB	—	—	—	—	106,449	—	106,449
Ministry of Finance, Revenue Department	THB	—	—	—	—	—	94,223	94,223
Total		—	—	—	—	106,449	94,223	200,673

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Gulf of Thailand/Krung Thep Maha Nakhon/Oil/Natural Gas/Well	THB	—	—	—	—	106,449	94,223	200,673
Total		—	—	—	—	106,449	94,223	200,673
Chevron Corporation 2023 Resource Extraction Payment Report

United Kingdom
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
HM Revenue & Customs	GBP	—	—	—	—	—	191,080	191,080
Total		—	—	—	—	—	191,080	191,080

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-North Sea/Shetland Islands/Oil/Natural Gas/Well	GBP	—	—	—	—	—	194,840	194,840
Entity-level payments	GBP	—	—	—	—	—	(3,760)	(3,760)
Total		—	—	—	—	—	191,080	191,080
Chevron Corporation 2023 Resource Extraction Payment Report

United States
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Bureau of Land Management	USD	—	—	1,740	—	—	—	1,740
Department of the Interior	USD	112,660	—	3,278	—	—	—	115,938
Internal Revenue Service	USD	—	—	—	—	—	1,173,720	1,173,720
Office of Natural Resources Revenue	USD	—	—	12,394	—	685,388	—	697,783
Total		112,660	—	17,412	—	685,388	1,173,720	1,989,181

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
California/Oil/Well	USD	—	—	—	—	14,019	—	14,019
Colorado/Oil/Natural Gas/Well	USD	—	—	—	—	4,319	—	4,319
New Mexico/Oil/Natural Gas/Well	USD	—	—	1,740	—	229,446	—	231,186
Texas/Oil/Natural Gas/Well	USD	—	—	—	—	235	—	235
Wyoming/Oil/Natural Gas/Well	USD	—	—	—	—	503	—	503
Offshore-Gulf of Mexico/Louisiana/Oil/Natural Gas/Well	USD	—	—	1,076	—	386,547	—	387,623
Offshore-Gulf of Mexico/Texas/Oil/Natural Gas/Well	USD	—	—	—	—	50,320	—	50,320
Entity-level payments	USD	112,660	—	14,596	—	—	1,173,720	1,300,976
Total		112,660	—	17,412	—	685,388	1,173,720	1,989,181
Chevron Corporation 2023 Resource Extraction Payment Report